GREAT-WEST FUNDS, INC.

Great-West Bond Index Fund

Institutional Class Ticker: MXCOX

Investor Class Ticker: MXBIX

Class L Ticker: MXBJX

(the “Fund”)

Supplement dated June 7, 2021 to the Prospectus and Summary Prospectus for the Fund, each dated April 30, 2021, as supplemented.

Effective immediately, under the section of the Prospectus and Summary Prospectus entitled “Purchase and Sale of Fund Shares” and under the section of the Prospectus entitled “Investing in the Fund”, the following language is hereby added:

Effective immediately Class L shares of the Fund are closed to new Permitted Accounts and new contributions by existing Permitted Accounts. Existing Permitted Accounts may continue to reinvest dividends and capital gains arising from the Fund, but no other forms of contributions will be allowed. The Fund reserves the right to modify or limit the above exceptions or re-open Class L shares of the Fund at any time without prior notice.

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary Prospectus for the Fund, each dated April 30, 2021, as supplemented.

Please keep this Supplement for future reference.